UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2005

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Mortgage Pass-Through Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, NY		10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 250-7010.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On November 30, 2005 (the “Closing Date”), a series of certificates, entitled Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Mortgage Pass-Through Certificates (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among Deutsche Alt-A Securities, Inc. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator and HSBC Bank USA, National Association as trustee (the “Trustee”). The Certificates consist of twenty-five classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class I-A-2 Certificates”, “Class I-A-3 Certificates”, “Class I-A-4 Certificates”, “Class I-A-5 Certificates”, “Class I-A-6 Certificates”, “Class I-A-7 Certificates”, “Class I-A-8 Certificates”, “Class I-A-IO Certificates”, “Class I-A-PO Certificates”, “Class II-A-1 Certificates”, “Class II-A-2 Certificates”, “Class II-A-3 Certificates”, “Class II-A-4 Certificates”, “Class II-A-IO Certificates”, “Class II-A-PO Certificates”, “Class R Certificates”, “Class M Certificates”, “Class B-1 Certificates”, “Class B-2 Certificates”, “Class B-3 Certificates”, “Class B-4 Certificates”, “Class B-5 Certificates”, “Class P-1 Certificates” and “Class P-2 Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool’”) of conventional, one- to four- family, first lien, fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). On the Closing Date, the Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $493,830,386 as of November 1, 2005 (the “Cut-off Date”) that were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 30, 2005, between DB Structured Products, Inc. as seller (the “Seller”) and the Depositor (the “Mortgage Loan Purchase Agreement”). From the Closing Date up to and including December 30, 2005, the Depositor will purchase additional Mortgage Loans from the Seller pursuant to the terms and conditions of subsequent mortgage loan purchase agreements to be entered into between the Depositor and the Seller. The Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-IO Certificates, Class I-A-PO Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-IO Certificates, Class II-A-PO Certificates, Class R Certificates, Class M Certificates, Class B-1 Certificates and Class B-2 Certificates were sold by Depositor pursuant to the Underwriting Agreement, dated August 1, 2003, between the Depositor and Deutsche Bank Securities Inc., and the Terms Agreement, dated November 28, 2005 between the Depositor and Deutsche Bank Securities Inc. (collectively, the “Underwriting Agreement”).

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class Designation	Original Principal Balance or Notional Amount(1)	Initial Pass-Through Rate
I-A-1	$ 105,000,000	4.590%(3)
I-A-2	$ 105,000,000 (2)	0.910%(4)
I-A-3	$ 55,223,000	5.500%
I-A-4	$ 12,029,000	5.500%
I-A-5	$ 20,185,000	5.570%(5)
I-A-6	$ 3,670,0000	5.115% (6)
I-A-7	$ 1,000,000	5.500%
I-A-8	$ 8,535,000	5.500%
I-A-IO	$ 220,980,978(2)	0.838%(7)
I-A-PO	$ 532,340	N/A
II-A-1	$ 227,894,000	5.500%
II-A-2	$ 12,859,000	5.500%
II-A-3	$ 25,867,000	5.500%
II-A-4	$ 883,000	5.500%
II-A-IO	$ 287,381,147(2)	0.5667%(8)
II-A-PO	$ 662,639	N/A
R	$ 100	5.500%
M	$ 15,252,000	5.500%
B-1	$ 6,609,000	5.500%
B-2	$ 3,558,000	5.500%

(1)	These amounts are approximate. They are subject to an upward or downward adjustment of no more than 5%, depending on the total principal amount of the mortgage loans delivered at closing.
(2)	Notional Amount.
(3)

The interest rate for the Class I-A-1 Certificates is subject to a rate cap equal to the lessor of (i) One-Month LIBOR plus 0.42% per annum and (ii) 5.50% per annum. The Class I-A-1 Certificates will have the benefit of a cap agreement.

(4)

The interest rate for the Class I-A-2 Certificates is equal to the lesser of (x) the excess, if any, of 5.500% over the Class I-A-1 interest rate and (ii) 5.08% per annum, but will not be less than zero on any distribution date.

(5)	The interest rate for the Class I-A-5 Certificates is equal to the lessor of (i) One-Month LIBOR plus 1.40% per annum and (iii) 6.500% per annum.
(6)

The interest rate for the Class I-A-6 Certificates is equal to the excess of (i) 28.0500% over (ii) the product of (a) One-Month LIBOR and (b) 5.500%, but will not be less than zero on any distribution date.

(7)

The interest rate for the Class I-A-IO Certificates is equal to the excess of (i) the weighted average of the net mortgage rates of the Group I Mortgage Loans over (ii) 5.500%, but will not be less than zero on any distribution date. For the purpose of this calculation, the Group I Discount Loans are assumed to have a net mortgage rate of 5.500%.

(8)

The interest rate for the Class II-A-IO Certificates is equal to the excess of (i) the weighted average of the net mortgage rates of the Group II Mortgage Loans over (ii) 5.500%, but will not be less than zero on any distribution date. For the purpose of this calculation, the Group II Discount Loans are assumed to have a net mortgage rate of 5.500%.

The Certificates, other than the Class B-3, Class B-4, Class B-5, Class P-1 and Class P-2 Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated November 28, 2005 (the “Prospectus Supplement”), and the Prospectus, dated August 26, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class B-3, Class B-4, Class B-5, Class P-1 and Class P-2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable
	(b)	Not applicable

(c)	Exhibits
Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-6 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 22, 2005

DEUTSCHE ALT-A SECURITIES, INC.

By:	/s/ Adam Yarnold
Name:	Adam Yarnold
Title:	Director

By:	/s/ Susan Valenti
Name:	Susan Valenti
Title:	Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.1	Pooling and Servicing Agreement, dated as of November 1, 2005, by and among Deutsche Alt-A Securities, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and HSBC Bank USA, National Association, as Trustee relating to the Series 2005-6 Certificates.	8